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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                February 3, 2005



                             TRACTOR SUPPLY COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                 000-23314             13-3139732
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(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
 Incorporation or Organization)     File Number)       Identification No.)


   200 Powell Place, Brentwood, Tennessee                         37027
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code:      (615) 366-4600
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 9.         REGULATION FD DISCLOSURE

ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On February 3, 2005, the Company issued a press release setting forth the financial results for the fourth quarter and full fiscal year 2004. Additionally, the Company provided its current outlook for fiscal 2005. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

EXHIBIT INDEX

     99.1       Press Release, dated:  February 3, 2005.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRACTOR SUPPLY COMPANY



Date:        February 3, 2005           By: /s/ Calvin B. Massmann
     ------------------------------        -------------------------------------
                                           Calvin B. Massmann
                                           Senior Vice President-
                                           Chief Financial Officer and Treasurer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)


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